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                                                               EXHIBIT 10.2


                         REGISTRATION RIGHTS AGREEMENT



     This REGISTRATION RIGHTS AGREEMENT is made as of May 10, 1996 (this "AGREEMENT"), among RAMCO-GERSHENSON PROPERTIES TRUST, formerly known as RPS Realty Trust, a Massachusetts business trust (the "COMPANY"), DENNIS GERSHENSON, JOEL GERSHENSON, BRUCE GERSHENSON, RICHARD GERSHENSON, MICHAEL A. WARD, MICHAEL
A. WARD U/T/A DATED 2/22/77, AS AMENDED (collectively, the "RAMCO PRINCIPALS") and each of the Persons (together with the Ramco Principals, collectively, the "HOLDERS") set forth on Exhibit A hereto (as it may be amended from time to time).

                                   RECITALS:

     A. The Holders are entering into this Agreement in connection with the transactions (the "RAMCO TRANSACTION") effectuated on this day by the Company and Ramco-Gershenson, Inc. and its affiliates pursuant to which the Company contributed cash and properties to Ramco-Gershenson Properties, L.P., a Delaware limited partnership (the "OPERATING PARTNERSHIP").

     B. Pursuant to the Ramco Transaction, the Holders have been issued units of limited partnership interest in the Operating Partnership ("OP UNITS"), which OP Units may be exchanged for shares of beneficial interest of the Company, par value $.10 per share (the "SHARES") pursuant to an Exchange Rights Agreement dated the date hereof and entered into among the Holders and the Company pursuant to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated the date hereof (as amended from time to time, the "OPERATING PARTNERSHIP AGREEMENT").

     C. The Company has agreed to provide each of the Holders with certain registration rights as set forth herein.

     Accordingly, the parties agree as follows:

                                   ARTICLE I
                              CERTAIN DEFINITIONS

     1.1. "AGREEMENT" has the meaning set forth in the introductory paragraph.

     1.2. "RAMCO TRANSACTION" has the meaning set forth in Recital A.

     1.3. "BUSINESS DAY" means any day on which the New York Stock Exchange is open for trading.

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     1.4.  "CLOSING DATE" means the date of the consummation of the Ramco
Transaction.

     1.5.  "COMPANY" has the meaning set forth in the introductory paragraph.

     1.6. "ELIGIBLE SECURITIES" means all or any portion of the Shares acquired by the Holders in connection with or upon exchange of the OP Units. As to any proposed offer or sale of Eligible Securities, such securities shall cease to be Eligible Securities with respect to such proposed offer or sale when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement or (ii) such securities shall have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and such securities shall be freely transferable to the public without registration under the Securities Act.

     1.7. "LOCK-UP AGREEMENTS" means the Lock-Up Agreements executed in favor of the Company by each of the Holders.

     1.8. "LOCK-UP DATE" (a) with respect to the Ramco Principals means the date that is 30 months after the Closing Date and (b) with respect to Holders other than the Ramco Principals means the date that is one year after the Closing Date. If any such date is not a Business Day, the next succeeding date that is a Business Day shall be the Lock-Up Date.

     1.9.  "OPERATING PARTNERSHIP" has the meaning set forth in Recital A.

     1.10. "OPERATING PARTNERSHIP AGREEMENT" has the meaning set forth in Recital B.

     1.11. "PERSON" means an individual, a partnership (general or limited), corporation, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

     1.12. "PERMITTED TRANSFEREES" with respect to each Holder means (i) with respect to OP Units, Persons which qualify as Permitted Transferees under the Operating Partnership Agreement, and (ii) with respect to Shares, any other Holder or an Affiliate of such Holder; provided, that no Person shall be deemed to be a Permitted Transferee until the Company receives the requisite notice and signature page pursuant to Section 7.1. As used herein, the term "AFFILIATE" shall mean any Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, a specified Person, and, with respect to an individual, shall include such Person's immediate family or a trust for the benefit thereof.

     1.13. "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with the registration requirements set forth in this Agreement


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including, without limitation, the following:  (i) the fees, disbursements and expenses of the Company's counsel(s) (United States and foreign), accountants and experts in connection with the registration of Eligible Securities to be disposed of under the Securities Act; (ii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters and dealers; (iii) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Eligible Securities to be disposed of; (iv) all expenses in connection with the qualification of Eligible Securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys; (v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of Eligible Securities to be disposed of; (vi) fees and expenses incurred in connection with the listing of Eligible Securities on each securities exchange or quotation system on which the Shares are then listed; and (vii) SEC or blue sky registration fees attributable to Eligible Securities or transfer taxes applicable to Eligible Securities; provided, that Registration Expenses with respect to any registration pursuant to this Agreement shall not include underwriting discounts or commissions attributable to Eligible Securities.

     1.14. "SEC" means the Securities and Exchange Commission.

     1.15. "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

     1.16. "SELLING INVESTOR" means any Holder who has requested registration pursuant to Section 3.1.

                                   ARTICLE II
                      EFFECTIVENESS OF REGISTRATION RIGHTS

     2.1. EFFECTIVENESS OF REGISTRATION RIGHTS. This Agreement shall become effective on the date hereof, provided, that the exercise of any registration rights granted pursuant to Article 3 prior to the Lock-Up Date shall be subject to the prior receipt by the Company of the written consent of a majority of the Company's Board of Trustees (including a majority of the independent trustees) to the waiver of the restrictions on transfer of the Shares and securities convertible into or exchangeable or exercisable for Shares set forth in the Lock-Up Agreement applicable to the Holder exercising such registration rights.




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                                  ARTICLE III
                            INCIDENTAL REGISTRATION

     3.1. NOTICE AND REGISTRATION. If the Company proposes to register any Shares, any equity securities exercisable for, convertible into or exchangeable for Shares, or other securities issued by it having terms substantially similar to Eligible Securities ("OTHER SECURITIES") for public sale under the Securities Act on a form and in a manner which would permit registration of Eligible Securities for sale to the public under the Securities Act, it will give written notice to each Holder of its intention to do so, and upon the written request of any Holder delivered to the Company within 15 Business Days after the giving of any such notice (which request shall specify the number of Eligible Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use commercially reasonable efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Eligible Securities which the Company has been so requested to register by the Selling Investors, to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of Eligible Securities so to be registered, provided, that:

           (a) if, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Other Securities, the Company may, at its election, give written notice of such determination to the Selling Investors and thereupon the Company shall be relieved of its obligation to register such Eligible Securities in connection with the registration of such Other Securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in Section 3.2);

           (b) The Company will not be required to effect any registration pursuant to this Article 3 if the Company shall have been advised in writing (with a copy to the Selling Investors) by a nationally recognized independent investment banking firm selected by the Company to act as lead underwriter in connection with the public offering of securities by the Company that, in such firm's opinion, a registration of Eligible Securities requested to be registered at that time would materially and adversely affect the Company's own scheduled offering of Other Securities; provided, that if an offering of some but not all of the Eligible Securities requested to be registered by the Selling Investors would not materially adversely affect the Company's offering of Other Securities, the Company shall register the Maximum Excess Amount (as defined below), and such Maximum Excess Amount shall be allocated pro rata among all Selling Investors based upon the number of shares for which registration was requested by each. For purposes of this paragraph, the "MAXIMUM EXCESS AMOUNT" shall mean the largest number of Eligible Securities (if any) that, in the opinion of the nationally recognized independent investment banking firm selected by the Company, could be offered to the public without materially adversely affecting the offering and sale of Other Securities as then contemplated by the Company;



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          (c) The Company shall not be required to effect any registration of
     Eligible Securities under this Article 3 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock options or other employee benefit plans; and

          (d) Notwithstanding any request under Section 3.1(a), a Selling Investor may elect in writing prior to the effective date of a registration under this Article 3, not to register all or any portion of its Eligible Securities in connection with such registration.

     3.2. REGISTRATION EXPENSES. The Company shall be responsible for the payment of all Registration Expenses in connection with any registration pursuant to this Article 3.

                                   ARTICLE IV
                            REGISTRATION PROCEDURES

     4.1. REGISTRATION AND QUALIFICATION. If and whenever the Company is required to use all reasonable efforts to effect the registration of any Eligible Securities under the Securities Act as provided in Article 3, the Company will as promptly as is practicable:

           (a) prepare, file and use commercially reasonable efforts to cause to become effective a registration statement under the Securities Act regarding the Eligible Securities to be offered;

           (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Eligible Securities until the earlier of such time as all of such Eligible Securities have been disposed of in accordance with the intended methods of disposition by the Selling Investors set forth in such registration statement or the expiration of 90 days after such Registration Statement becomes effective;

           (c) furnish to the Selling Investors and to any underwriter of such Eligible Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents as the Selling Investors or such underwriter may reasonably request;

           (d) use commercially reasonable efforts to register or qualify all Eligible Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Selling Investors or any underwriter of such Eligible



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      Securities shall reasonably request, and do any and all other acts and things which may be reasonably requested by the Selling Investors or any underwriter to consummate the disposition in such jurisdictions of the Eligible Securities covered by such registration statement, except the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any jurisdiction where it is not then subject to taxation, or to consent to general service of process in any jurisdiction where it is not then subject to service of process;

           (e) use commercially reasonable efforts to list the Eligible Securities on each national securities exchange or quotation system on which the Shares are then listed, if the listing of such securities is then permitted under the rules of such exchange;

           (f) (i) use commercially reasonable efforts to furnish to the Selling Investors an opinion of counsel for the Company, addressed to them, dated the date of the closing under the underwriting agreement, and
      (ii) upon such Selling Investor's request, use commercially reasonable efforts to furnish to the Selling Investors a "comfort letter" signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, addressed to them; provided, that with respect to such opinion and "comfort letter," the following shall apply: (A) the opinion and "comfort letter" shall cover substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Investors may reasonably request; and (B) the "comfort letter" also shall cover events subsequent to the date of such financial statements; and

           (g) notify the Selling Investors immediately upon the happening of any event as a result of which a prospectus included in a registration statement, relating to a registration pursuant to Article 3, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, at the request of the Selling Investors, prepare and furnish to the Selling Investors as many copies of a supplement to or an amendment of such prospectus as the Selling Investors reasonably request so that, as thereafter delivered to the purchasers of such Eligible Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

The Company may require the Selling Investors to furnish the Company such information regarding the Selling Investors and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the SEC in connection with any registration.



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     4.2. UNDERWRITING.  (a)  If requested by the underwriters for any underwritten offering of Eligible Securities pursuant to a registration described in this Agreement, the Company will enter into and perform its obligations under an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Article 6 and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 4.1(f). The holders of Eligible Securities on whose behalf Eligible Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Eligible Securities.

          (b) In the event that any registration pursuant to Article 3 shall involve, in whole or in part, an underwritten offering, the Company may require Eligible Securities requested to be registered pursuant to Article 3 to be included in such underwriting on the same terms and conditions as shall be applicable to the Other Securities being sold through underwriters under such registration. In such case, the holders of Eligible Securities on whose behalf Eligible Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement. Such agreement shall contain such representations and warranties by the Company and the Selling Investors and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Article 6. The representations and warranties in such underwriting agreement by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Eligible Securities.

     4.3. QUALIFICATION FOR RULE 144 SALES. The Company will take all actions reasonably necessary to comply with the filing requirements described in Rule 144(c)(1) so as to enable the Holders to sell Eligible Securities without registration under the Securities Act and, upon the written request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such filing requirements.

                                   ARTICLE V
                     PREPARATION; REASONABLE INVESTIGATION

     5.1. PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement registering Eligible Securities under the Securities Act, the Company will give the Selling Investors and the underwriters, if any, and their respective counsel and accountants, drafts of such registration statement for their review and comment prior to filing and such reasonable and customary access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Selling Investors



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and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                                   ARTICLE VI
                        INDEMNIFICATION AND CONTRIBUTION

     6.1. INDEMNIFICATION. (a) In the event of any registration of Eligible Securities hereunder, the Company will, and hereby does, indemnify and hold harmless, each Selling Investor, its respective directors, trustees, officers, partners, agents, employees and affiliates and each other person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls each such Selling Investor or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages, expenses or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof, to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse each such Selling Investor and each such director, trustee, officer, partner, agent, employee or affiliate, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, expense, liability, action, or proceeding; provided, that (i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such Selling Investor or underwriter specifically stating that it is for use in the preparation thereof, and (ii) the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Eligible Securities or any other person, if any, who controls or is controlled by such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) arises out of such underwriter's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Eligible Securities to such person if such statement or omission was corrected in such final prospectus.

          (b) Each Selling Investor severally will indemnify, and hereby does, indemnify and hold harmless the Company, its trustees, its officers who sign the registration statement, each



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Person who participates as an underwriter in the offering or sale of such securities, and each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act against any and all losses, claims, damages, expenses or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof, to which each such indemnified party may become subject under the Securities Act or otherwise insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, but only to the extent that such statement or omission was made in reliance upon and in conformity with written information furnished by such Selling Investor to the Company through an instrument duly executed by or on behalf of such Selling Investor specifically stating that it is for use in preparation thereof and provided, that no Selling Investor shall be liable to any person who participates as an underwriter in the offering or sale of Eligible Securities or any other person, if any, who controls or is controlled by such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) arises out of such underwriter's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Eligible Securities to such person if such statement or omission was corrected in such final prospectus..

          (c) Promptly after receipt by any indemnified party hereunder of notice of the commencement of any action or proceeding involving a claim referred to in paragraphs (a) or (b) of this Section 6.1, the indemnified party will notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under paragraphs (a) or (b) of this Section 6.1, except to the extent it is prejudiced thereby. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel selected by it and approved by the indemnified party (which approval shall not be unreasonably withheld or delayed), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under paragraph
(a) or (b) of this Section 6.1 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. In addition, the indemnifying party shall not be required to indemnify, reimburse or otherwise make



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any contribution to the amount paid or payable by the indemnified party for any losses, claims, damages, expenses or liabilities incurred by the indemnified party in settlement of any actions, proceedings or investigations otherwise covered hereunder unless such settlement has been previously approved by the indemnifying party, which approval shall not be unreasonably withheld or delayed.

          (d) If for any reason the indemnity under this Section 6.1 is unavailable or is insufficient to hold harmless any indemnified party under paragraph (a) or (b) of this Section 6.1, then the indemnifying parties shall contribute to the amount paid or payable to the indemnified party as a result of any loss, claim, expense, damage or liability (or actions or proceedings, whether commenced or threatened, in respect thereof), and legal or other expenses reasonably incurred by the indemnified party in connection with investigating or defending any such loss, claim, expense, damage, liability, action or proceeding, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Investor and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, or if the allocation provided in the second preceding sentence provides a lesser sum to the indemnified party than the amount hereinafter calculated, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party in such proportion as is appropriate to reflect not only such relative fault but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph (d) of Section 6.1 were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this paragraph (d) of Section 6.1.

          (e) Indemnification and contribution similar to that specified in this Section 6.1 (with appropriate modifications) shall be given by the Company and the Selling Investors with respect to any required registration or other qualification of securities under any federal, state or blue sky law or regulation of any governmental authority other than the Securities Act.

          (f) Notwithstanding any other provision of this Section 6.1, to the extent that any director, trustee, officer, partner, agent, employee, affiliate, or other representative (current or former) of any indemnified party is a witness in any action or proceeding, the indemnifying party agrees to pay to the indemnified party all out-of-pocket expenses reasonably incurred by, or on the behalf of, the indemnified party and such witness in connection therewith.

          (g) All legal and other expenses incurred by or on behalf of any Selling Investor in connection with investigating or defending any loss, claim, expense, damage, liability, action or proceeding shall be paid by the Company in advance of the final disposition of such investigation, defense, action or proceeding within 30 days after the receipt by the Company of


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a statement or statements from the Selling Investor requesting from time to time such payment, advance or advances. The entitlement of each Selling Investor to such payment or advancement of expenses shall include those incurred in connection with any action or proceeding by the Selling Investor seeking an adjudication or award in arbitration pursuant to this Section 6.1. Such statement or statements shall reasonably evidence such expenses incurred by the Selling Investor in connection therewith.

          (h) The termination of any proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the rights of any indemnified party to indemnification hereunder or create a presumption that any indemnified party violated any federal or state securities laws.

          (i)   (i)   In the event that advances are not made pursuant to this
Section 6.1 or payment has not otherwise been timely made, each indemnified party shall be entitled to seek a final adjudication in an appropriate court of competent jurisdiction of the entitlement of the indemnified party to indemnification or advances hereunder.

               (ii) The Company and the Selling Investors agree that they shall be precluded from asserting that the procedures and presumptions of this
Section 6.1 are not valid, binding and enforceable. The Company and the Selling Investors further agree to stipulate in any such court that the Company and the Selling Investors are bound by all the provisions of this Section 6.1 and are precluded from making any assertion to the contrary.

               (iii) To the extent deemed appropriate by the court, interest shall be paid by the indemnifying party to the indemnified party at a reasonable interest rate for amounts which the indemnifying party has not timely paid as the result of its indemnification and contribution obligations hereunder.

          (j) In the event that any indemnified party is a party to or intervenes in any proceeding in which the validity or enforceability of this
Section 6.1 is at issue or seeks an adjudication to enforce the rights of any indemnified party under, or to recover damages for breach of, this Section 6.1, the indemnified party, if the indemnified party prevails in whole in such action, shall be entitled to recover from the indemnifying party and shall be indemnified by the indemnifying party against, any expenses incurred by the indemnified party. If it is determined that the indemnified party is entitled to indemnification for part (but not all) of the indemnification so requested, expenses incurred in seeking enforcement of such partial indemnification shall be reasonably prorated among the claims, issues or matters for which the indemnified party is entitled to indemnification and for such claims, issues or matters for which the indemnified party is not so entitled.

          (k) The indemnity agreements contained in this Section 6.1 shall be in addition to any other rights (to indemnification, contribution or otherwise) which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of any Eligible Securities by any Investor.

                                  ARTICLE VII
                        BENEFITS OF REGISTRATION RIGHTS

     7.1. BENEFITS OF REGISTRATION RIGHTS. Each Holder shall give notice to the Company of any transfer by it of Eligible Securities to a Permitted Transferee, identifying the name and address of such Permitted Transferee and the Eligible Securities so transferred, and accompanied by a signature page to this Agreement pursuant to which such Permitted Transferee agrees to be bound by the terms and conditions hereof.

                                  ARTICLE VIII
                                 MISCELLANEOUS

     8.1. CAPTIONS. The captions or headings in this Agreement are for convenience and reference only, and in no way define, describe, extend or limit the scope or intent of this Agreement.

     8.2. SEVERABILITY. If any clause, provision or section of this Agreement shall be invalid or unenforceable, the invalidity or unenforceability of such clause, provision or section shall not affect the enforceability or validity of any of the remaining clauses, provisions or sections hereof to the extent permitted by applicable law.

     8.3. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the internal laws of the State of New York, without reference to its rules as to conflicts or choice of laws.

     8.4. MODIFICATION AND AMENDMENT. This Agreement may not be changed, modified, discharged or amended, except by an instrument signed by all of the parties hereto.

     8.5. TERMINATION OF AGREEMENT. This Agreement and the rights granted hereunder shall terminate on December 31, 2094, or such earlier date on which the Operating Partnership may be dissolved in accordance with the Operating Partnership Agreement.

     8.6. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     8.7. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding among the parties and supersedes any prior understandings and/or written or oral agreements among them respecting the subject matter herein.

     8.8. NOTICES. All notices, requests, demands, consents and other communications required or permitted to be given pursuant to this Agreement shall be in writing and delivered by hand, by overnight courier delivery service or by certified mail, return receipt requested, postage prepaid. Notices shall be deemed given when actually received, which shall be deemed to be not later than the next Business Day if sent by overnight courier or after five Business Days if sent by mail. Notice to the Company shall be made to such party at 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034, Attn:
Chairman. Notice to each Holder shall be made to such party at the address set forth under each such Holder's signature hereto, with a copy to Honigman Miller Schwartz and Cohen, 2290 First National Building, Detroit, Michigan 48226-3583,
Attn:  Richard Burstein, Esq.

     8.9. JURISDICTION; VENUE. The parties to this Agreement hereby irrevocably submit to the jurisdiction of any Michigan State or Federal court and any appellate court from any thereof over any action or proceeding arising out of or relating to this Agreement, and hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Michigan State court or in such Federal Court. The parties to this Agreement hereby irrevocably waive, to the fullest extent permitted under law, the defense of an inconvenient forum or improper venue to the maintenance of such action or proceeding.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the day and year first above written.


                                     RAMCO-GERSHENSON PROPERTIES TRUST


                                     By: /s/ Dennis Gershenson
                                        --------------------------------
                                        Name: Dennis Gershenson
                                        Title: Chief Executive Officer

                                     /s/ Dennis Gershenson
                                     ------------------------------------
                                     Dennis Gershenson
                                      c/o Ramco-Gershenson Properties Trust
                                      27600 Northwestern Highway, Suite 200
                                      Southfield, Michigan  48034


                                     /s/ Joel Gershenson
                                     -------------------------------------
                                     Joel Gershenson
                                      c/o Ramco-Gershenson Properties Trust
                                      27600 Northwestern Highway, Suite 200
                                      Southfield, Michigan  48034


                                     /s/ Bruce Gershenson
                                     --------------------------------------
                                     Bruce Gershenson
                                      c/o Ramco-Gershenson Properties Trust
                                      27600 Northwestern Highway, Suite 200
                                      Southfield, Michigan  48034


                                     /s/ Richard Gershenson
                                     --------------------------------------
                                     Richard Gershenson
                                      c/o Ramco-Gershenson Properties Trust
                                      27600 Northwestern Highway, Suite 200
                                      Southfield, Michigan  48034



                          (signature pages continued)

                                         /s/ Michael A. Ward
                                         -----------------------------------
                                         Michael A. Ward
                                         c/o Ramco-Gershenson Properties Trust
                                         27600 Northwestern Highway, Suite 200
                                         Southfield, Michigan  48034



                                         MICHAEL A. WARD U/T/A, DATED
                                         2/22/77, AS AMENDED



                                         By: /s/ Michael A. Ward
                                            ---------------------------------
                                            Trustee
                                         c/o Ramco-Gershenson Properties Trust
                                         27600 Northwestern Highway, Suite 200
                                         Southfield, Michigan  48034


                                         WEST OAKS I

                                         WEST OAKS DEVELOPMENT COMPANY,
                                         a Michigan co-partnership


                                         By: /s/ Dennis Gershenson
                                            -----------------------------------
                                            Dennis Gershenson, Partner


                                         JACKSON CROSSING

                                         RAMCO JACKSON ASSOCIATES LIMITED
                                         PARTNERSHIP,
                                         a Michigan limited partnership

                                         By:  RAMCO JACKSON, INC.,
                                              a Michigan corporation,
                                              its General Partner


                                              By: /s/ Dennis Gershenson
                                                  ---------------------------
                                                  Dennis Gershenson
                                                  Vice President





                          (signature pages continued)

                                   SOUTHFIELD PLAZA + S-12

                                   SOUTHFIELD PLAZA LIMITED PARTNERSHIP,
                                   a Michigan limited partnership

                                   By:  RAMCO VENTURES,
                                        a Michigan co-partnership,
                                        its General Partner

                                        By: /s/ Dennis Gershenson
                                           --------------------------
                                           Dennis Gershenson, Partner


                                   ROSEVILLE PLAZA

                                   ROSEVILLE PLAZA LIMITED PARTNERSHIP,
                                   a Michigan limited partnership

                                   By:  RAMCO VENTURES, a Michigan
                                        co-partnership, its General Partner

                                        By: /s/ Dennis Gershenson
                                           --------------------------------
                                            Dennis Gershenson, Partner


                                   TEL-TWELVE SHOPPING CENTER

                                   TEL-TWELVE MALL ASSOCIATES
                                   LIMITED PARTNERSHIP,
                                   a Michigan limited partnership

                                   By:  R.G. TEL-TWELVE CO.,
                                        a Michigan co-partnership,
                                        its General Partner

                                        By: /s/ Dennis Gershenson
                                           ---------------------------------
                                             Dennis Gershenson, Partner



                          (signature pages continued)

                                    CLINTON VALLEY MALL

                                    STERLING MALL ASSOCIATES
                                    LIMITED PARTNERSHIP,
                                    a Michigan limited partnership

                                    By:  RAMCO CONSUMERS MALL ASSOCIATES
                                         LIMITED PARTNERSHIP, a Michigan limited
                                         partnership, its General Partner

                                         By: /s/ Dennis Gershenson
                                            -----------------------------------
                                            Dennis Gershenson, a General Partner

                                    EASTRIDGE COMMONS

                                    RAMCO LAPEER ASSOCIATES LIMITED
                                    PARTNERSHIP, a Michigan limited partnership

                                    By:  RAMCO LAPEER, INC., a Michigan
                                         corporation, its General Partner


                                    By: /s/ Dennis Gershenson
                                       -------------------------------------
                                           Dennis Gershenson,
                                           Vice President


                                    NEW TOWNE PLAZA

                                    FORD SHELDON PLAZA COMPANY,
                                    a Michigan limited partnership


                                    By: /s/ Dennis Gershenson
                                       --------------------------------------
                                        Dennis Gershenson, a General Partner




                          (signature pages continued)

                                     LAKE ORION PLAZA

                                     W & G REALTY COMPANY,
                                     a Michigan co-partnership


                                     By: /s/ Dennis Gershenson
                                        ---------------------------------
                                          Dennis Gershenson, Partner

                                     OAK BROOK SQUARE

                                     RAMCO OAK BROOK SQUARE ASSOCIATES
                                     LIMITED PARTNERSHIP,
                                     a Michigan limited partnership

                                     By:  RAMCO OAK BROOK SQUARE, INC.,
                                          a Michigan corporation, general
                                          partner

                                     By: /s/ Dennis Gershenson
                                        -------------------------------------
                                          Dennis Gershenson, Vice President


                                     FRASER TOWN CENTER

                                     RAMCO FRASER DEVELOPMENT COMPANY,
                                     a Michigan co-partnership

                                     By: /s/ Dennis Gershenson
                                        --------------------------------------
                                          Dennis Gershenson, Partner

                                     EDGEWOOD TOWN CENTER

                                     RAMCO LANSING ASSOCIATES,
                                     a Michigan co-partnership


                                     By: /s/ Dennis Gershenson
                                        --------------------------------------
                                          Dennis Gershenson, Partner




                          (signature pages continued)

                                   NORTH TOWNE OFFICE MAX

                                   RAMCO LEWIS ALEXIS ASSOCIATES,
                                   a Michigan partnership

                                   By: /s/ Dennis Gershenson
                                      ----------------------------------
                                       Dennis Gershenson, Partner

                                   NAPLES TOWNE CENTER

                                   RAMCO SOUTH NAPLES DEVELOPMENT,
                                   a Florida general partnership

                                   By: /s/ Dennis Gershenson
                                      -----------------------------------
                                       Dennis Gershenson, Partner

                                   SPRING MEADOWS SHOPPING CENTER

                                   RAMCO SPRING MEADOWS ASSOCIATES,
                                   a Michigan co-partnership

                                   By: /s/ Dennis Gershenson
                                      ------------------------------------
                                       Dennis Gershenson, Partner

                                     and

                                   JCP REALTY, INC.,
                                   a Delaware corporation

                                   By: /s/ Philip O'Connell
                                      -------------------------------------
                                      Philip O'Connell

                                         Its: Vice President
                                              -----------------------------



                          (signature pages continued)

                              TROY TOWNE CENTER

                              RAMCO SINGER ASSOCIATES LIMITED
                              PARTNERSHIP, an Ohio limited partnership

                              By:  RAMCO TROY ASSOCIATES,
                                   a Michigan co-partnership,
                                   its General Partner


                                   By: /s/ Dennis Gershenson
                                      ------------------------------------
                                        Dennis Gershenson, Partner


                              WEST ALLIS TOWN CENTER

                              WEST ALLIS SHOPPING CENTER ASSOCIATES,
                              a Wisconsin general partnership,

                              By:  RAMCO ALLIS DEVELOPMENT COMPANY,
                                   its Partner

                                   By: /s/ Dennis Gershenson
                                      -------------------------------------
                                        Dennis Gershenson, Partner


                              FERNDALE PLAZA

                              MICHIGAN SHOPPING CENTER VENTURE II
                              LIMITED PARTNERSHIP,
                              a Michigan limited partnership

                              By:  RAMCO L & W PARTNERS,
                                   a Michigan co-partnership, its general
                                   partner

                                   By: RAMCO GP,
                                       a Michigan co-partnership, Partner

                                       By: /s/ Dennis Gershenson
                                          ----------------------------------
                                              Dennis Gershenson, Partner




                          (signature pages continued)

                              WEST OAKS II

                              RAMCO NOVI DEVELOPMENT ASSOCIATES
                              LIMITED PARTNERSHIP,
                              a Michigan limited partnership

                              By:  RAMCO NOVI DEVELOPMENT COMPANY,
                                   a Michigan co-partnership,
                                   its General Partner


                                   By: /s/ Dennis Gershenson
                                      ---------------------------------
                                         Dennis Gershenson, Partner


                              CLINTON VALLEY STRIP

                              KMW STERLING DEVELOPMENT COMPANY,
                              a Michigan co-partnership


                              By: /s/ Dennis Gershenson
                                 --------------------------------------
                                   Dennis Gershenson, Partner


                              KENTWOOD TOWNE CENTER

                              RAMCO KENTWOOD ASSOCIATES,
                              a Michigan co-partnership


                              By: /s/ Dennis Gershenson
                                 ---------------------------------------
                                    Dennis Gershenson, Partner




                          (signature pages continued)

                                   Exhibit A




Tel-Twelve Mall Associates Limited Partnership
Ramco Fraser Development Company
Ramco Lapeer Associates Limited Partnership
Roseville Plaza Limited Partnership
Ramco South Naples Development
Southfield Plaza Limited Partnership
Ramco Singer Associates Limited Partnership
West Allis Shopping Center Associates
Ford Sheldon Plaza Company
Michigan Shopping Center Ventures II Limited Partnership
KMW Sterling Development Company
Ramco Kentwood Associates
Ramco Oak Brook Square Associates Limited Partnership
Sterling Mall Associates Limited Partnership
W & G Realty Company
West Oaks Development Company
Ramco Novi Development Associates Limited Partnership
JCP Realty
Ramco Spring Meadows Associates
Ramco Jackson Associates Limited Partnership
Ramco Lansing Associates
Ramco Lewis Alexis Associates
Joel Gershenson
Dennis Gershenson
Richard Gershenson
Bruce Gershenson
Michael A. Ward, Trustee u/t/a dated 2/22/77, as amended